UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2021

Purple Innovation, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37523	47-4078206
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 North Chapel Ridge Rd., Suite 200
Lehi, Utah	84043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 756-2600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PRPL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 21, 2021, the following proposals were approved by the stockholders of Purple Innovation, Inc. (the “Company”) at the Company’s 2021 Annual Meeting of Stockholders:

•	Election of eight directors to serve until their successors are duly elected and qualified at the next annual meeting of stockholders or until their earlier death, resignation or removal;

•	Approval, on an advisory basis, of the compensation of the Company’s named executive officers as set forth in the Proxy Statement;

•	Approval, on an advisory basis, of a one-year frequency for future stockholder advisory votes on executive compensation; and

•	Ratification of the selection of BDO USA, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021.

The voting results were as follows:	For	Against	Abstain	Broker Non-Votes
Election of Directors
Pano Anthos	47,918,773	361,789	12,887	4,048,526
Gary DiCamillo	48,042,680	237,711	13,058	4,048,526
Adam Gray	47,275,939	1,002,169	15,341	4,048,526
Claudia Hollingsworth	48,076,942	203,939	12,568	4,048,526
Gary Kiedaisch	48,203,859	74,138	15,452	4,048,526
Joseph B. Megibow	47,954,380	323,905	15,164	4,048,526
Paul Zepf	47,750,985	526,937	15,527	4,048,526
Dawn Zier	47,622,776	658,110	12,563	4,048,526

	For	Against	Abstain	Broker Non-Votes
Approval of Executive Compensation	47,899,157	360,056	34,238	4,048,524

	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
Frequency of Future Advisory Votes	47,950,769	9,259	319,474	13,948	4,048,525

	For	Against	Abstain	Broker Non-Votes
Ratification of BDO USA, LLP	52,299,974	8,447	33,553	1

Based upon the results set forth above with respect to the frequency of future advisory votes, and consistent with the Board's recommendation, the Board of Directors has determined that advisory votes on executive compensation will be submitted to shareholders on an annual basis until the next required vote on the frequency of such votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2021	PURPLE INNOVATION, INC.

	By:	/s/ Craig L. Phillips
Craig L. Phillips
Chief Financial Officer

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